REINSTATEMENT OF AND FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS REINSTATEMENT OF AND FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made effective as of May 24, 2006 by and between **DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP**, **DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP**, and **DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP**, each a New Jersey limited partnership (collectively, "Seller"), and **RMPC DIXON LLC**, a Delaware limited liability company ("Purchaser").

BACKGROUND

Seller and Purchaser entered into a certain Agreement of Purchase and Sale dated as of April 3, 2006 and effective as of March 1, 2006 (the "Original Agreement"), as amended by those certain (i) First Amendment to Agreement of Purchase and Sale effective as of April 21, 2006 by and between Seller and Purchaser (the "First Amendment"); (ii) Second Amendment to Agreement of Purchase and Sale effective as of April 21, 2006 by and between Seller and Purchaser (the "Second Amendment"); and (iii) Third Amendment to Agreement of Purchase and Sale effective as of April 27, 2006 by and between Seller and Purchaser (the "Third Amendment" and collectively with the Original Agreement, the First Amendment, and the Second Amendment, the "Agreement") by and through which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain real and personal property in Jersey City, New Jersey known as the Dixon Mills Apartments and as more particularly described in the Agreement. By letter dated April 12, 2006, Purchaser terminated the Agreement pursuant to Section 4.2(a) of the Original Agreement. Seller and Purchaser now desire to reinstate and amend the Agreement as set forth herein. Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the Original Agreement.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the covenants and conditions set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser agree as follows:

1. The parties reinstate all of the terms and conditions of the Agreement, as amended hereby. Except as expressly amended hereby, the Agreement is in full force and effect and is hereby ratified and reaffirmed in its entirety. To the extent of any conflict between the Agreement and this Amendment, this Amendment will govern and prevail.

2. The Purchase Price is Sixty Nine Million Nine Hundred Sixty Thousand and 00/100 Dollars ($69,960,000.00).

3. The Deposit is increased by Two Million Six Hundred Forty Thousand and 00/100 Dollars ($2,640,000.00) (the "Additional Deposit") from One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000.00) to Four Million Three Hundred Ninety Thousand and 00/100 Dollars ($4,390,000.00). Purchaser will deliver the Additional Deposit to the Title Company prior to 5:00 p.m. Eastern Time on May 30, 2006. The Additional Deposit

will be held and disbursed by the Title Company in the same manner and at the same time as the Deposit. Purchaser's failure to deliver the Additional Deposit to the Title Company as and when required by this Section 3 will be deemed a default under the Agreement, and Seller will be entitled to retain the Deposit as liquidated damages for Purchaser's default. Section 7.1(b)(ii) and Section 7.1(b)(iii) of the Original Agreement are deleted and of no further force and effect. With respect to Section 7.1(b)(i) of the Original Agreement: (A) the reference to "May 1, 2006" shall be changed to "June 1, 2006;" and (B) there will be no Monthly Rental Payment for April 2006, and the Monthly Rental Payment for May, 2006 will be based on all of the days in May, 2006, even though this Amendment is effective on May 24, 2006. Seller agrees to abide by the provision of Section 7.1(b)(i) of the Original Agreement regarding no new leases, amendments, extensions and/or renewals commencing as the date this Amendment is effective.

4. The parties acknowledge and agree that the Due Diligence Period has expired. Purchaser has no right to terminate this Agreement pursuant to Section 4.2(a) of the Original Agreement.

5. The Closing Date is July 14, 2006 (which date will be deemed the "original Closing Date" for purposes of Section 8.1(a)(vii) and Section 8.2(g) of the Original Agreement), or such other date as required pursuant to this Section 5 or to which Seller and Purchaser may hereafter agree in writing. Notwithstanding the foregoing, the parties acknowledge and agree that the Closing Date must occur on the 14th day of a calendar month because the Bonds (as defined below) can only be redeemed on the fifteenth (15th) day of any calendar month (the "Redemption Date"), and the Trustee (as defined below) must receive the funds necessary to redeem the Bonds on the day before the Redemption Date. In addition, the parties acknowledge and agree that the documents executed in connection with the Bonds (the "Bond Documents") require Seller to provide to certain parties thereunder (collectively, the "Bond Parties"), including without limitation Fannie Mae, the Redevelopment Agency, and the Trustee , written notice of its intention to redeem and prepay the Bonds (the "Redemption Notice") at least sixty (60) days in advance thereof (the "Redemption Notice Period"). Seller will within five (5) business days after this Amendment is effective request from the Bond Parties a waiver of the Redemption Notice Period (the "Waiver Request") in order to proceed with the Closing Date set forth in this Section 5. Notwithstanding anything to the contrary contained in the Agreement, as amended by this Amendment, if the Waiver Request is not granted by June 28, 2006, then the Closing Date will be extended to a date that is required for the Redemption Notice Period under the Bond Documents.

6. With respect to Section 8.1(a)(vii) of the Original Agreement, the following additional requirements must be met in order to satisfy the Restrictions Release:

(a) The document referred to in Section 8.1(a)(vii)(a) of the Original Agreement shall be revised to add at the end "as the same may be amended, including without limitation, pursuant to that Second Amendment of the Contract for Sale of Land, dated February 27, 1987"; and

(b) Seller will deliver to the Trustee on the Closing Date all of the funds required by the Bond Documents to redeem in full the $26,435,000 Jersey City Redevelopment Agency Multifamily Housing Refunding Revenue Bonds, Series 2000A (Dixon Mill Apartments Project) and the $2,165,000 Jersey City Redevelopment Agency Multifamily Housing Revenue

Bonds, Series 2000B (Taxable) (Dixon Mill Apartments Project) (together, the "Bonds"). Seller will cause the Trustee to deliver to Purchaser on or before the Closing Date a letter (the "Redemption Letter") irrevocably confirming that the Trustee will redeem the Bonds in full on the business day immediately following the Trustee's receipt of all funds necessary to redeem the Bonds in accordance with the Bond Documents (the "Redemption Funds"). Purchaser acknowledges that the Redemption Letter is likely to condition the Trustee's obligation to redeem the Bonds upon the Trustee's receipt of the Redemption Funds on or before a time deadline on the Closing Date. In order to comply with any such time deadline, the parties agree that Closing will occur in escrow the day immediately before the Closing Date, Purchaser will deliver the Purchase Price in the morning on the Closing Date, and the parties will otherwise use their best efforts to deliver the Redemption Funds to the Trustee in compliance with any time deadline set by the Trustee.

With respect to those documents which are to be terminated, released and discharged pursuant to Section 8.1(a)(vii) of the Original Agreement, as amended hereby, for clarification purposes: (A) all benefited parties to such documents (or their successors in interest) must sign the document effecting the termination, release and discharge and any other party to such document must consent to such document (which consent may be memorialized in a separate document); (B) U.S. Trust Company of New Jersey ("Trustee"), as trustee, and Fannie Mae, as lender, must consent to the termination, release and discharge of the Tax Regulatory Agreement dated May 1, 2000 between Seller and the Redevelopment Agency; and (C) evidence reasonably satisfactory to the Title Company of the authority for all persons executing such documents shall be provided.

7. With respect to Section 4.3 of the Original Agreement, Seller will, at or before the Closing Date, as the same may be extended pursuant to the Agreement, cause the release of all items set forth on Exhibit A hereto. Subsection 2.1(ee)(i) of the Original Agreement is deleted in its entirety and replaced with the following: "(i) all matters described in Section B-2 of the Title Commitment from Chicago Title Insurance Company dated December 31, 2005 other than the items set forth on Exhibit A hereto and those matters first arising prior to April ~~28~~ 12, 2006 that are shown on any survey obtained by Purchaser." Sections 4.3(a) and 4.3(b) of the Original Agreement are deleted and of no further force and effect.

8. Regarding Section 4.1(a) of the Original Agreement, Seller shall provide Purchaser with reasonable access to and make available for photocopying at Purchaser's cost and expense all financial and accounting information requested by Purchaser with respect to the Project which are in the possession or control of Seller or its Affiliates for the period between January 1, 2001 and the Closing Date, including without limitation detailed general ledgers, financial statements, leases (even if expired), rent rolls, service contracts (even if terminated), paid invoices and construction contracts.

9. Reference is hereby made to that certain Subcontract for Building Construction between Seller and Gros Enterprises, L.L.C., dated September 27, 2005, regarding structural and roof work at the "Powerhouse" (the "Gros Contract"). At or before Closing, Seller shall have caused to be completed and paid for the work covered by Phase I of the Gros Contract. At Closing, Seller will make a quitclaim assignment of its interest in the Gros Contract and the related permits and approvals for the work thereunder (the "Gros Assignment"). It is understood and agreed that Seller does not and will not warrant or make any representations with respect to

its right to assign its interest in the Gros Contract and the effectiveness and validity of the Gros Assignment.

10. Regarding Section 9.4 of the Agreement, additional deliveries of Seller shall be added to such section as follows:

(a) the Gros Assignment as set forth in Section 9 above;

(b) a quitclaim assignment to Purchaser of the warranties of Seller with respect to roof work done at the Project by GAF Materials Corporation, dated October, 2004, and by W.P. Hickman Systems, Inc. provided it is understood and agreed that Seller does not and will not warrant or make any representations with respect to its right to assign its interest in such warranties and the effectiveness and validity of its assignment to Purchaser of such warranties;

(c) an assignment from Seller to Purchaser of Seller's interest in Council of Jersey City's Franchise Ordinance No. 166 and Franchise Ordinance No. 167 (together, the "Franchise Ordinances") in form substantially the same as that certain Assignment and Assumption of Ordinances of Jersey City, New Jersey dated June 9, 1992 from The Dixon Venture to Seller pursuant to which the Franchise Ordinances were previously assigned to Seller; and

(d) the documents required to satisfy the Restrictions Release.

11. The legal description for Tract III (a/k/a Phase II, Tract 2) of the Project is revised to conform to the hand-marked notation to the legal description for Tract III attached as Exhibit C hereto. Purchaser will prior to Closing cause Purchaser's survey of the Project to be certified to Seller and will deliver to Seller at or before Closing a copy of Purchaser's survey certified to Seller.

12. Section 4.1(f) of the Original Agreement is amended by inserting the words "EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT," at the beginning of the last sentence of such section.

13. At Closing, Seller will provide to Purchaser a credit against the Purchase Price in the amount of $3,000.00 (the "Easement Credit"). Purchaser will at Closing indemnify, defend, and hold harmless Seller from and against any and all obligations, claims, liabilities, losses, damages, causes of action, costs and expenses (including, without limitation, court costs through all appeals and reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of Seller's obligation to pay any real estate taxes in connection with that certain Deed of Easement dated December 30, 1986 between Richard Cohen and Gary Cohen, as grantor, and Seller, as grantee (the "Easement Agreement"), provided, however, that Purchaser's indemnification obligation pursuant to this Section 13 shall be limited to $6,000.00. The provisions of this Section 13 will survive Closing.

14. Seller represents that the only apartment units in the Project leased to employees of Seller at the Project are those identified on Exhibit E hereto.

15. Section 8.1(a)(vi) and Section 8.2(f) of the Original Agreement are each amended by inserting the words "(including having satisfied all conditions to the other party's obligations to close)" after the phrase "able to close" in each such section of the Original Agreement.

16. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.

17. This Amendment shall be binding upon the parties and their respective successors and permitted assigns.

18. To facilitate execution, this Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. For purposes of this Amendment, facsimile signatures shall be deemed originals. Notwithstanding any other provision of this Amendment, the parties hereto agree that the execution and delivery of this Amendment and any amendments hereto may be conducted by electronic means as provided by the Uniform Electronic Transactions Act, N.J.S.A. 12A:12-1 *et seq*.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By:____________________________
Timothy M. Jones, Manager

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:____________________________
Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By:____________________________
Timothy M. Jones, Manager

EXHIBIT A

1. MORTGAGE BOOK 4936 , PAGE 197 , BETWEEN DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, AND DIXON-MILL ASSOCIATES II (PHASE TWO) >LP, AND DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, AND WAYNE DIXON VENTURE, L.P., A NEW JERSEY LIMITED PARTNERSHIP (MORTGAGOR/BORROWER) AND THE CHASE MANHATTAN BANK (MORTGAGEE/LENDER) DATED JUNE 9, 1992 , RECORDED JUNE 11, 1992, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON, IN THE INITIAL AMOUNT OF $4,260,000.00 AND $600,000.00.

2. MORTGAGE BOOK 7442 , PAGE 237 , BETWEEN DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP (MORTGAGOR/BORROWER) AND JERSEY CITY REDEVELOPMENT AGENCY (MORTGAGEE/LENDER) DATED MAY 1, 2000 , RECORDED MAY 1, 2000, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $28,600,000.00.

3. MORTGAGE BOOK 7443 , PAGE 1 , BETWEEN DIXON-MILL ASSOCIATES II (PHASE TWO) (MORTGAGOR/BORROWER) AND JERSEY CITY REDEVELOPMENT AGENCY (MORTGAGEE/LENDER) DATED MAY 1, 2000 , RECORDED MAY 1, 2000, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $28,600,000.00.

4. MORTGAGE BOOK 7443 , PAGE 57 , BETWEEN DIXON-MILL ASSOCIATES III (PHASE THREE) (MORTGAGOR/BORROWER) AND JERSEY CITY REDEVELOPMENT AGENCY (MORTGAGEE/LENDER) DATED MAY 1, 2000 , RECORDED MAY 1, 2000, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $28,600,000.00.

5. ASSIGNMENT AND INTERCREDITOR AGREEMENT BY AND AMONG JERSEY CITY REDEVELOPMENT AGENCY, U.S. TRUST COMPANY OF NEW JERSEY, GREYSTONE SERVICING CORPORATION, INC. AND FANNIE MAE AND ACKNOWLEDGED BY DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, AND DIXON-MILL ASSOCIATES II (PHASE TWO) >LP, AND DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, AND WAYNE DIXON VENTURE, L.P., A NEW JERSEY LIMITED PARTNERSHIP DATED MAY 1, 2000, RECORDED MAY 1, 2000 IN MORTGAGE BOOK 7443, PAGE 110

6. MORTGAGE BOOK 4220 , PAGE 200 , BETWEEN WAYNE DIXON VENTURE, A NEW JERSEY JOINT VENTURE (MORTGAGOR/BORROWER) AND UNITED JERSEY BANK/COMMERCIAL TRUST (MORTGAGEE/LENDER) DATED DECEMBER 22, 1988 , RECORDED DECEMBER 29, 1988, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $ 3,000,000.00.

   COLLATERAL ASSIGNMENT OF LEASE OR LEASES RECORDED IN MORTGAGE BOOK 4220, PAGE 237.

   NOTE AND FIRST MORTGAGE MODIFICATION AGREEMENT RECORDED IN BOOK 344, PAGE 318.

   MORTGAGE MODIFICATION AGREEMENT RECORDED IN BOOK 363, PAGE 72.

   NOTE AND FIRST MORTGAGE MODIFICATION AGREEMENT RECORDED IN BOOK 435, PAGE 257.

EXHIBIT A

7. MORTGAGE BOOK 4220 , PAGE 257 , BETWEEN WAYNE DIXON VENTURE, A NEW JERSEY JOINT VENTURE (MORTGAGOR/BORROWER) AND UNITED JERSEY BANK/COMMERCIAL TRUST (MORTGAGEE/LENDER) DATED DECEMBER 22, 1988 , RECORDED DECEMBER 29, 1988, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $ 1,500,000.00.

COLLATERAL ASSIGNMENT OF LEASE OR LEASES RECORDED IN MORTGAGE BOOK 4220, PAGE 293.

NOTE AND SECOND MORTGAGE MODIFICATION AGREEMENT RECORDED IN BOOK 344, PAGE 330.

NOTE AND SECOND MORTGAGE MODIFICATION AGREEMENT RECORDED IN BOOK 435, PAGE 268.

8. MORTGAGE BOOK 6492 , PAGE 78 , BETWEEN WAYNE DIXON VENTURE, L.P., A NEW JERSEY LIMITED PARTNERSHIP (MORTGAGOR/BORROWER) AND GREEN PARK FINANCIAL LIMITED PARTNERSHIP (MORTGAGEE/LENDER) DATED MARCH 4, 1998 , RECORDED MARCH 5, 1998, IN THE OFFICE OF THE CLERK/REGISTER OF HUDSON; IN THE INITIAL AMOUNT OF $2,850,000.00.

SAID MORTGAGE ASSIGNED TO FEDERAL NATIONAL MORTGAGE ASSOCIATION IN BOOK 821, PAGE 22.

9. Financing Statement executed by DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, DIXON-MILL ASSOCIATES II (PHASE TWO), DIXON-MILL ASSOCIATES III (PHASE THREE) to JERSEY CITY REDEVELOPMENT AGENCY AND ASSIGNED TO U.S. TRUST COMPANY OF NEW JERSEY FILED MAY 1, 2000 AS NO. 1365 AND CONTINUED ON JANUARY 3, 2005.

10. U.C.C. FINANCING STATEMENT NUMBERS 1972277, 1972279, 1972280, 1973958 AND 22945648 WHEREIN DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, DIXON-MILL ASSOCIATES II (PHASE TWO), DIXON-MILL ASSOCIATES III (PHASE THREE) ARE THE DEBTORS AND FILED IN THE SECRETARY OF STATE'S OFFICE OF NEW JERSEY, MUST BE SATISFACTORILY DISPOSED OF AT OR PRIOR TO CLOSING.

11. RESTRICTIONS ON USE SET FORTH IN CONTRACT FOR THE SALE OF LAND BETWEEN PUBLIC BODIES DATED DECEMBER 12, 1985, RECORDED APRIL 18, 1988 IN DEED BOOK 3940, PAGE 1 AS AMENDED BY AMENDMENT TO CONTRACT FOR SALE OF LAND DATED DECEMBER 12, 1985 BETWEEN THE JERSEY CITY REDEVELOPMENT AGENCY AND THE BOARD OF EDUCATION OF THE CITY OF JERSEY CITY RECORDED IN DEED BOOK 3940, PAGE 34

EXHIBIT A

12. TAX REGULATORY AGREEMENT BY AND AMONG DIXON MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, DIXON MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, DIXON MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP AND JERSEY CITY REDEVELOPMENT AGENCY DATED MAY 1, 2000, RECORDED MAY 1, 2000 IN DEED BOOK 5609, PAGE 82

13. TERMS AND CONDITIONS OF CONTRACT FOR SALE OF LAND FOR PRIVATE REDEVELOPMENT AND FIRST AMENDMENT THERETO BETWEEN THE DIXON VENTURE, A NEW JERSEY PARTNERSHIP AND THE JERSEY CITY REDEVELOPMENT AGENCY RECORDED IN DEED BOOK 3500, PAGE 1; DEED BOOK 3500, PAGE 32; DEED BOOK 3500, PAGE 63 AND DEED BOOK 3500, PAGE 95 AND AS AMENDED BY SECOND AMENDMENT OF THE CONTRACT FOR SALE OF LAND DATED MARCH 16, 1984 BETWEEN THE JERSEY CITY REDEVELOPMENT AGENCY AND THE DIXON VENTURE RECORDED IN DEED BOOK 3755, PAGE 4; ALSO AS REFERRED TO IN DEEDS RECORDED IN DEED BOOK 3680, PAGE 319; DEED BOOK 3680, PAGE 324; AND DEED BOOK 3945, PAGE 295

14. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof, but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

15. Rights of or claims by parties in possession not shown by the public records other than tenants pursuant to the Leases.

16. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

Exhibit B

Intentionally Omitted

ALTA COMMERCIAL TITLE INSURANCE POLICY
Owner's Form (1992)

No: 2706-00101

EXHIBIT C

6. SOUTH 60 DEGREES 01 MINUTES 30 SECONDS EAST 75 FEET TO A POINT; THENCE

7. SOUTH 30 DEGREES 10 MINUTES 42 SECONDS WEST 130.26 FEET TO A POINT; THENCE

8. NORTH 60 DEGREES 01 MINUTES 18 SECONDS WEST 53.18 FEET TO A POINT; THENCE

9. NORTH 30 DEGREES 10 MINUTES 42 SECONDS EAST 101.95 FEET TO A POINT; THENCE

Deed in reads 100.26. 130.26 is correct.

10. NORTH 60 DEGREES 01 MINUTES 18 SECONDS WEST 21.82 FEET TO A POINT ON THE SOUTHERLY SIDE LINE OF BRUNSWICK STREET; THENCE

11. ALONG SAID BRUNSWICK STREET, SOUTH 30 DEGREES 10 MINUTES 42 SECONDS WEST 71.95 FEET TO A POINT; THENCE

12. CONTINUING ALONG SAID BRUNSWICK STREET , SOUTH 30 DEGREES 17 MINUTES 33 SECONDS WEST 60 FEET TO A POINT IN THE SOUTHEASTERLY SIDE LINE OF VACATED WAYNE STREET; THENCE

13. ALONG SAID LINE, SOUTH 60 DEGREES 01 MINUTES 18 SECONDS EAST 200.47 FEET TO A POINT; THENCE

14. SOUTH 30 DEGREES 15 MINUTES 50 SECONDS WEST 100.12 FEET TO A POINT; THENCE

15. SOUTH 60 DEGREES 00 MINUTES 00 SECONDS EAST 119.33 FEET TO A POINT; THENCE

16. SOUTH 30 DEGREES 15 MINUTES 50 SECONDS WEST 33.00 FEET TO A POINT; THENCE

17. SOUTH 60 DEGREES 00 MINUTES 00 SECONDS EAST 20.00 FEET TO A POINT; THENCE

18. NORTH 30 DEGREES 15 MINUTES 50 SECONDS EAST 2.00 FEET TO A POINT; THENCE

19. SOUTH 60 DEGREES 00 MINUTES 00 SECONDS EAST 60.00 FEET TO A POINT ON THE NORTHWESTERLY SIDE LINE OF MONMOUTH STREET; THENCE

20. ALONG MONMOUTH STREET, NORTH 30 DEGREES 15 MINUTES 50 SECONDS EAST 161.20 FEET TO A POINT IN THE CENTER LINE OF VACATED WAYNE STREET; THENCE

21. ALONG SAID CENTER LINE OF WAYNE STREET, NORTH 60 DEGREES 01 MINUTES 18 SECONDS WEST 224.73 FEET TO A POINT; THENCE

22. NORTH 30 DEGREES 10 MINUTES 42 SECONDS EAST 230.54 FEET TO THE POINT AND

Exhibit D

Intentionally Omitted

EXHIBIT E

(Intentionally Omitted)